SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C. 20549
                                 Form 8-K

                             CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                             July 17, 2006
                             --------------
              Date of Report (Date of earliest event reported)


                          CIMBIX CORPORATION
                    --------------------------------
           (Exact name of registrant as specified in its charter)


WASHINGTON                                   91-2060082
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(State of incorporation                   (I.R.S. Employer
or organization)                          Identification No.)

                      	SEC File No.  000-49955

#134, 9663 Santa Monica Blvd,
Beverly Hills, California                   90210
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(Address of principal executive offices)  (Zip Code)

                            310-435-0435
                            ------------
          Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On July 17, 2006, Cimbix Corporation (the "Registrant" or the "Company") mutually terminated its Asset Purchase agreement dated January 30, 2006 with On4 Communications Inc.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

C)  EXHIBITS

Exhibit      Description
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99.1 Termination Agreement between the Company and On4 Communications Inc. dated July 17, 2006





                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CIMBIX CORPORATION

DATE:   July 20, 2006
                                        By:  /s/ ROBERT ROSNER
                                            -----------------------
                                             ROBERT ROSNER
                                             President, Director